                                                               Exhibit 16
                                                               Ex-99.16



                            POWER OF ATTORNEY


         I, the undersigned Director of Calvert Tax-Free Reserves (the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Beth-ann Roth, and Katherine Stoner my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



May 4, 1995                                 Clifton S. Sorrell
Date                                        Signature

Donald K. Sorrell                           Clifton S. Sorrell
Witness                                     Name of Director

                          POWER OF ATTORNEY


                            POWER OF ATTORNEY


         I, the undersigned Director of Calvert Tax-Free Reserves (the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Beth-ann Roth, and Katherine Stoner my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.

March 1, 1995                               Ronald M. Wolfsheimer
Date                                        Signature

Katherine Stoner                            Ronald M. Wolfsheimer
Witness                                     Name of Director

                          POWER OF ATTORNEY


                            POWER OF ATTORNEY


         I, the undersigned Director of Calvert Tax-Free Reserves (the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Beth-ann Roth, and Katherine Stoner my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.

May 4, 1994                                 Richard L. Baird, Jr.
Date                                        Signature

C.S. Sorrell, Jr.                           Richard L. Baird, Jr.
Witness                                     Name of Director

                          POWER OF ATTORNEY


                            POWER OF ATTORNEY


         I, the undersigned Director of Calvert Tax-Free Reserves (the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Beth-ann Roth, and Katherine Stoner my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.

May 4, 1994                                 Frank H. Blatz, Jr.
Date                                        Signature

Charles E. Diehl                            Frank H. Blatz, Jr.
Witness                                     Name of Director

                          POWER OF ATTORNEY


                            POWER OF ATTORNEY


         I, the undersigned Director of Calvert Tax-Free Reserves (the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Beth-ann Roth, and Katherine Stoner my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.

May 4, 1994                                 Frederick T. Borts
Date                                        Signature

John G. Guffey, Jr.                         Frederick T. Borts
Witness                                     Name of Director

                          POWER OF ATTORNEY


                            POWER OF ATTORNEY


         I, the undersigned Director of Calvert Tax-Free Reserves (the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Beth-ann Roth, and Katherine Stoner my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.

May 4, 1994                                 Douglas E. Feldman
Date                                        Signature

Richard L. Baird, Jr.                       Douglas E. Feldman
Witness                                     Name of Director

                          POWER OF ATTORNEY


                            POWER OF ATTORNEY


         I, the undersigned Director of Calvert Tax-Free Reserves (the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Beth-ann Roth, and Katherine Stoner my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.

May 4, 1994                                 John G. Guffey, Jr.
Date                                        Signature

Frederick T. Borts, M.D.                    John G. Guffey, Jr.
Witness                                     Name of Director

                          POWER OF ATTORNEY


                            POWER OF ATTORNEY


         I, the undersigned Director of Calvert Tax-Free Reserves (the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Beth-ann Roth, and Katherine Stoner my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.

May 4, 1995                                 Arthur J. Pugh
Date                                        Signature

Sharon H. Pugh                              Arthur J. Pugh
Witness                                     Name of Director

                          POWER OF ATTORNEY


                            POWER OF ATTORNEY


         I, the undersigned Director of Calvert Tax-Free Reserves (the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Beth-ann Roth, and Katherine Stoner my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.

May 4, 1994                                 David R. Rochat
Date                                        Signature

Ronald M. Wolfsheimer                       David R. Rochat
Witness                                     Name of Director

                          POWER OF ATTORNEY


                            POWER OF ATTORNEY


         I, the undersigned Director of Calvert Tax-Free Reserves (the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Beth-ann Roth, and Katherine Stoner my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.

May 4, 1994                                 D. Wayne Sibley
Date                                        Signature

Frederick T. Borts, M.D.                    D. Wayne Sibley
Witness                                     Name of Director